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                                                                   EXHIBIT 10.31



                 THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER


          THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment") dated as of January 30, 1998 is made between APRIA HEALTHCARE GROUP INC., a corporation organized and existing under the laws of the State of Delaware ("Apria") and the Subsidiaries of Apria identified on the signature pages of this Amendment and any Subsidiary of Apria that, subject to Section 9.13 of the Credit Agreement, shall have executed a Joinder Agreement (Apria and such Subsidiaries are referred to individually as a "Borrower" and, collectively, as the "Borrowers"), each of the financial institutions listed on Schedule I to the Credit Agreement or that, pursuant to Section 13.4 of the Credit Agreement, shall become a "Bank" thereunder (individually, a "Bank" and, collectively, the "Banks"), NATIONSBANK OF TEXAS, N.A., as the Syndication Agent, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as the Administrative Agent.


                                    RECITALS

          I. The Borrowers, the Banks, the Syndication Agent and the Administrative Agent are parties to the Credit Agreement dated as of August 9, 1996 (the "Credit Agreement"), as amended by the First Amendment to Credit Agreement dated as of April 22, 1997 (the "First Amendment") and the Second Amendment to Credit Amendment dated as of August 8, 1997, pursuant to which the Banks extended certain credit to the Borrowers.

          II. The Borrowers have provided notice to the Administrative Agent and the Banks pursuant to Section 9.1(e) of the Credit Agreement that an Event of Default has occurred and is continuing under the Credit Agreement as a result of the Borrowers' breach of the provisions of Sections 10.9 and 10.10 of the Credit Agreement (the "Existing Defaults").

          III. The Borrowers acknowledge that as a result of the Existing Defaults, the Borrowers are not entitled to make any Borrowings under the Credit Agreement, including the conversion or continuation of Loans to Eurodollar Loans, and that the Banks are entitled to exercise their rights and remedies as set forth in the Credit Agreement.

          IV. The Borrowers have requested that the Banks refrain from exercising remedies under the Credit Agreement as a result of the Existing Defaults during the Waiver Period (as defined in Section 6.1 of this Amendment) to enable the Borrowers, the Administrative Agent and the Banks to restructure


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the Credit Agreement to address the current status of the Borrowers, and in connection with such proposed restructuring the Borrowers have agreed to (i) grant to the Administrative Agent, for the benefit of the Banks, a security interest in all of their personal property assets to secure the Obligations and
(ii) use their best efforts and negotiate in good faith to amend such other terms and conditions of the Credit Agreement as the Banks shall request.

          V. The Borrowers have requested that the Banks continue to permit limited Borrowings under the Credit Agreement and allow the Borrowers to maintain Loans as Eurodollar Loans during the Waiver Period.

          VI. The Borrowers have also requested that the Total Revolving Loan Commitment be reduced to $450,000,000, with the Revolving Loan Commitment of each Bank commensurately reduced by 25%.

          VII. The Borrowers have requested that the Credit Agreement be amended to reflect the foregoing.

          VIII. The Banks are willing to accommodate the requests of the Borrowers on the terms and conditions specified in this Amendment.


                                    AGREEMENT

          In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

          1. Defined Terms. Capitalized terms used but not defined in this Amendment shall have the respective meanings assigned to such terms in the Credit Agreement.

          2. Amendment to Recitals. The Recitals to the Credit Agreement are hereby amended by deleting the amount "$600,000,000" on the third line of the first Recital and replacing it with the amount "$450,000,000".

          3. Amendment to Section 1.1.

          3.1 The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:



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               "Applicable Margin" shall mean, with respect to (a) all
     Eurodollar Loans 1.50% and (b) the Revolving Loan Commitment Fee, 0.375%.

          3.2 The definition of "Total Revolving Loan Commitment" in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

               "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Banks. The principal amount of the Total Revolving Loan Commitment is $450,000,000 as of January 30, 1998.

          4. Amendment to Section 2.8(c). Section 2.8(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

               "Upon the occurrence and during the continuance of an Event of Default, all Obligations shall bear interest at a rate per annum equal to 2% in excess of the rate of interest then applicable to such Obligation, with such interest to be payable on demand."

          5. Amendment to Schedule I. Schedule I to the Credit Agreement is hereby deleted in its entirety and replaced with Attachment A to this Amendment.

          6.   Agreement Relating to Defaults.

               6.1 Temporary Waiver. Subject to the satisfaction of the conditions set forth in Section 9 of this Amendment and so long as no Default or Event of Default (other than the Existing Defaults) has occurred and is continuing, the Administrative Agent and the Banks agree that, except with respect to the provisions of Sections 2.13, 9.13, 10.3, 10.12,
     12.9 and 13.4, they shall waive their rights and remedies with respect to the Existing Defaults until the earlier of (i) March 16, 1998, (ii) the occurrence or disclosure of any Default or Event of Default (other than the Existing Defaults) or (iii) Apria's knowledge that (a) the aggregate amount of any and all reserves, charges and adjustments made or taken by Apria in the fourth quarter of its 1997 fiscal year (the "Charges") is or is likely to be in excess of $225,000,000 or (b) the portion of the Charges not associated with goodwill is or is likely to be in excess of $75,000,000, of which knowledge Apria shall immediately notify the Administrative Agent, (the "Waiver Period"), at which time such waiver shall



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     terminate automatically without any notice from or act by the
     Administrative Agent or the Banks, the Existing Defaults shall be reinstated and the Administrative Agent and the Banks shall be entitled to exercise all rights and remedies with respect to the Existing Defaults. Except to the extent expressly set forth in this Section 6.1, this Amendment shall not limit or otherwise affect any rights that the Banks may have with respect to any other or future Default or Event of Default by the Borrowers and the Borrowers shall be bound to perform all their Obligations under the Credit Agreement (other than with respect to the Existing Defaults during the Waiver Period), subject to the terms and conditions of the Credit Agreement.

               6.2 Availability. The Banks hereby agree that during the Waiver Period, conditioned on (a) the Borrowers' compliance with all provisions of the Credit Agreement (including Section 7.1, except with respect to the Existing Defaults) and (b) the Administrative Agents' receipt of an opinion of counsel to the Borrowers, satisfactory in form and substance to the Administrative Agent, that the incurrence of additional Indebtedness is permitted by the terms of the Indenture, the Banks will make available to the Borrowers, in addition to the Loans outstanding on the date of this Amendment, up to $20,000,000 (of which up to $3,000,000 may be used for Swingline Loans) of the $450,000,000 Revolving Loan Commitment; provided that no new Letters of Credit will be available.

               6.3 Interest. The Borrowers and the Banks hereby agree that the increase in the Applicable Margin as set forth in Section 3.1 of this Amendment shall be retroactive to January 1, 1998.

               6.4 Default Interest. The Borrowers and the Banks hereby agree that the amendment to Section 2.8(c) of the Credit Agreement set forth in
     Section 4 of this Amendment shall not take effect until the expiration of the Waiver Period and shall only apply prospectively from such date.

               6.5 Eurodollar Loans. The Banks hereby agree that during the Waiver Period the Borrowers may (a) continue existing Eurodollar Loans on the expiration of the Interest Period thereof to new Eurodollar Loans or convert Base Rate Loans to Eurodollar Loans and (b) subject to Section 6.2 of this Amendment make new Borrowings as Eurodollar Loans; provided that no Interest Period may expire subsequent to March 16, 1998. The Banks hereby agree that during the



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     Waiver Period, Interest Periods may be shorter than the one month minimum set forth in the Credit Agreement, with the duration of such Interest Periods to be agreed to by the Administrative Agent and the Borrowers.

          7. Amendment Fees. If the Required Banks consent to this Amendment, the Borrowers shall pay to the Administrative Agent for distribution to each Bank that consents to this Amendment on or prior to January 30, 1998 an amendment fee equal to .15% of such Bank's Commitment Amount as in effect subsequent to the reductions set forth in this Amendment. The amendment fee shall be deemed earned when paid.

          8. Representations. Each of the Borrowers represents and warrants to the Banks that (a) it has the corporate or partnership power to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance by it of this Amendment and (b) except with respect to the Existing Defaults, no Default or Event of Default has occurred and is continuing under the Credit Agreement. Each of Apria and its Material Subsidiaries has duly executed and delivered this Amendment and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          9. Conditions Precedent. The effectiveness of this Amendment is subject to (a) the Administrative Agent's receipt of the consent of the Required Banks, (b) except with respect to the occurrence and continuance of the Existing Defaults, each of the representations and warranties contained in Section 8 of the Credit Agreement being true and correct in all material respects as of the date of this Amendment, (c) the receipt by the Administrative Agent of this Amendment, duly executed and delivered by each of the Borrowers, (d) the payment of the fees set forth in Section 7 of this Amendment, (e) the payment to the Administrative Agent of a "work fee" in the amount of $150,000, against which the first $150,000 of reasonable costs, expenses and charges incurred by the Agents in connection with this Amendment and the proposed restructuring will be credited, with any amounts of such work fee unused by December 31, 1998 being returned to the Borrowers and (f) the payment to the Agents of the fees set forth in the fee letters dated on or about January 26, 1998.



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          10. Reference to and Effect on the Credit Agreement, Notes and
Guaranty.

               (a) Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

               (b) This Amendment shall be construed as one with the Credit Agreement and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

               (c) All documents executed in connection with the Credit Agreement, including, but not limited to, the Notes and the Guaranty shall remain in full force and effect and are hereby ratified and confirmed with respect to the Credit Agreement, as amended hereby.

          11. Entire Agreement. This Amendment, together with the Credit Agreement and the other documents referred to in, or executed in connection with, the Credit Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Amendment.

          12. Expenses. The Borrowers shall reimburse the Agents on demand for all reasonable costs, expenses and charges (including, without limitation, reasonable fees and charges of legal counsel and other consultants for the Agents) incurred by the Agents in connection with the preparation, performance or enforcement of this Amendment.

          13. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of its parties and their respective successors and permitted assigns.

          14. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          15. Captions. The captions and section headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

          16. Counterparts. This Amendment may be executed in



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any number of counterparts all of which when taken together shall constitute one and the same instrument and any of the parties to this Amendment may execute this Amendment by signing any such counterpart; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document.

          17. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.



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     IN WITNESS WHEREOF, the parties to this Amendment have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                   APRIA HEALTHCARE GROUP INC.
                                   APRIA HEALTHCARE, INC.
                                   APRIACARE MANAGEMENT SYSTEMS,INC.
                                   APRIA NUMBER TWO, INC.
                                   APRIA HEALTHCARE OF NEW YORK STATE, INC.



                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:



                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION,
                                   as Administrative Agent



                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:

                               ATTACHMENT A                           SCHEDULE I


                               COMMITMENTS


                                                  Pro Rata
        Bank                   Commitment          Share
------------------------      -------------      ----------
Bank of America
National Trust and
Savings Association           $ 50,625,000        11.250%

NationsBank of Texas, N.A.    $ 42,187,500         9.375%

ABN AMRO Bank N.V.,
Los Angeles International
Branch                        $ 14,062,500         3.125%

The Bank of New York          $ 19,687,500         4.375%

The Bank of Nova Scotia       $ 33,750,000         7.500%

Banque Nationale de Paris     $ 28,125,000         6.250%

Banque Paribas                $ 25,312,500         5.625%

Credit Lyonnais,
New York Branch               $ 19,687,500         4.375%

Deutsche Bank AG,
New York Branch and/or
Cayman Islands Branch         $ 11,250,000         2.500%

The First National Bank
of Chicago                    $ 14,062,500         3.125%

First Union National
Bank of North Carolina        $ 14,062,500         3.125%

The Fuji Bank Limited,
Los Angeles Agency            $  8,437,500         1.875%

The Industrial Bank of
Japan, Ltd.,
Los Angeles Agency            $ 19,687,500         4.375%


                                                  Pro Rata
        Bank                   Commitment          Share
------------------------      -------------      ----------

The Long-Term Credit
Bank of Japan, Ltd.           $ 30,937,500         6.875%

Mellon Bank, N.A.             $ 14,062,500         3.125%

The Mitsubishi Trust
and Banking Corporation       $  8,437,500         1.875%

The Sakura Bank Limited       $  8,437,500         1.875%

The Sanwa Bank Limited        $  8,437,500         1.875%

The Sumitomo Bank Limited     $  8,437,500         1.875%

Toronto Dominion (Texas),
Inc.                          $ 25,312,500         5.625%

Union Bank of California,
N.A.                          $ 25,312,500         5.625%

Wells Fargo Bank, N.A.        $ 19,687,500         4.375%
                              ------------         ------
        TOTAL                 $450,000,000           100%
